Note 9 - EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2012
Note 9 - Earnings Loss Per Share Tables
Basic and diluted earnings (loss)

The following table sets forth the computation of basic and diluted earnings (loss) attributable to common shareholders per share:

	Years ended December 31,
	2010	2011	2012
Numerator:
Income (loss) attributable to APWC from continuing operations	$14,142	$(6,832)	$12,486
Income (loss) attributable to APWC from discontinued operations	(2)	1,393	–
Net income (loss) attributable to APWC	$14,140	$(5,439)	$12,486
Denominator (in number of shares):
Weighted-average common shares outstanding - basic and diluted	13,830,769	13,830,769	13,828,869
Earnings (loss) per share - basic and diluted
Continuing operations	$1.02	$(0.49)	$0.90
Discontinued operations	(0.00)	0.10	0.00
Total earnings (loss) per share - basic and diluted	$1.02	$(0.39)	$0.90